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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 2, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

          California                  0-24230                 94-3021850
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                  Identification Number)

                    44259 Nobel Drive
                   Fremont, California                         94538
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        (Address of principal executive offices)            (Zip Code)

                                 (510) 490-0719
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

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Item 5.02(b).  Departure of Directors for Other Reasons

On March 1, 2005, David Traversi resigned from Fiberstars Inc.'s Board of Directors.

Item 7.01 Regulation FD Disclosure

On March 1, 2005, Fiberstars, Inc. issued a press release announcing the resignation of David Traversi from its Board of Directors. The information in
Item 7.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this
Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

             Exhibit No.     Description

                 99.1        Press Release dated March 1, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 2, 2005

                                              FIBERSTARS, INC.


                                              By  /s/ Robert A. Connors
                                                ----------------------------
                                              Name:  Robert A. Connors
                                              Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
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99.1        Press Release dated March 2, 2005.